INVESTMENTS IN AFFILIATES	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS IN AFFILIATES

14.	INVESTMENTS IN AFFILIATES

At December 31, 2019 and 2018, we have the following participation in investments that are recorded using the equity method:

	2019	2018
Golar Partners (1)	32.0%	32.0%
Egyptian Company for Gas Services S.A.E ("ECGS")	50%	50%
Golar Power	50%	50%
OneLNG	51%	51%
The Cool Pool Limited ("Pool Manager")	100%	50%
Avenir LNG Limited ("Avenir")	22.5%	22.5%
Cool Company Limited ("Cool Co")	100%	49.5%
(1) As of December 31, 2019, we held a 32.0% (2018: 32.0%) ownership interest in Golar Partners (including our 2% general partner interest) and 100% of the IDRs.

The carrying amounts of our investments in our equity method investments as at December 31, 2019 and 2018 are as follows:

(in thousands of $)	2019	2018
Golar Partners	214,296	271,160
Golar Power	261,693	266,151
Avenir	28,101	28,710
ECGS	4,715	5,261
Cool Co	—	500
Equity in net assets of affiliates	508,805	571,782

The components of equity in net assets of non-consolidated affiliates are as follows:

(in thousands of $)	2019	2018
Balance as of January 1,	571,782	703,225
Additions	7,348	88,423
Capitalized Interest	15,996	14,965
Dividends	(36,726)	(49,023)
Equity in net losses of affiliates	(45,799)	(12,095)
Impairment of investment in affiliate	(500)	(149,389)
Share of other comprehensive income of affiliates	(3,296)	(24,324)
Balance as at December 31,	508,805	571,782

Quoted market prices for ECGS and Golar Power are not available because these companies are not publicly traded.
Golar Partners

Golar Partners is an owner and operator of FSRUs and LNG carriers and is listed on the NASDAQ under the symbol GMLP. Since the deconsolidation date of Golar Partners in December 2012, we have accounted for all our investments (Common Units, GP Units and IDRs) in Golar Partners under the equity method. The initial carrying value of our investments in Golar Partners was based on the fair value on the deconsolidation date. Subsequently the day one value was adjusted for our share of Golar Partners earnings and distributions received.

In November 2018, Golar Partners announced a distribution cut which failed to translate into an improved share price. Given the failure of the share price to recover and the sustained period of the suppressed share price, we believe that the difference between the carrying value and the fair value of our equity accounted investment is no longer temporary.

Given the failure of the share price to recover and the sustained period of the suppressed share price, we believed that the difference between the carrying value and the fair value of our equity accounted investment is no longer temporary, and recorded an impairment charge of $149.4 million in December 2018.

The fair value of our investment in Golar Partners is categorized within Level 2 of the fair value hierarchy. The methodology applied to arrive at the fair value was to apply a Monte Carlo Simulation model to estimate the total equity value of Golar Partners which determines the total distribution payment to all unitholders including Common, GP units and IDRs. The key inputs into the model are the valuation date share price, long term volatility curve and dividend yield of Golar Partners.

Exchange of Incentive Distribution Rights "IDR Reset"

On October 13, 2016, we entered into an equity exchange agreement with Golar Partners in which we reset our rights to receive cash distributions in respect of our interests in the incentive distribution rights, or Old IDRs, in exchange for the issuance of (i) New IDRs, (ii) an aggregate of 2,994,364 common units and 61,109 general partner units, and (iii) an aggregate of up to 748,592 additional common units and up to 15,278 additional general partner units that may be issued if target distributions are met ("the Earn-Out Units"). Based on the agreement, half of the Earn-Out Units ("first tranche") would vest if Golar Partners paid a distribution equal to, or greater than, $0.5775 per common unit in each of the quarterly periods ended December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017. Having satisfied the minimum quarterly distribution in respect of these quarters, Golar Partners issued to Golar 374,295 common units and 7,639 general partner units on November 15, 2017. The New IDRs result in the minimum distribution level increasing from $0.3850 per common unit to $0.5775 per common unit. The fair value of the Old IDRs was not materially different to the fair value of all of the newly issued instruments. The agreement also required Golar Partners to pay Golar the distributions that it would have been entitled to receive on these units in respect of each of those four preceding quarters. Therefore, in connection with the issuance of the above Earn-Out Units, Golar also received $0.9 million in dividends in the prior period. The remaining Earn-Out Units ("second tranche") would have been issued if Golar Partners paid had distribution equal to $0.5775 per common unit in the periods ending December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018. Having not satisfied the minimum quarterly distribution over all of these quarters, the second tranche did not vest.

In relation to the IDR Reset transaction, we applied "carry over" accounting and determined that the Earn-Out Units met the definition of a derivative. Accordingly, the overall effect of the IDR Reset on the transaction date was (i) a reclassification of the initial fair value of the derivative from "Investment in affiliates" to "Other non-current assets" of $15.0 million, and (ii) the residual carrying value of the Old IDRs (after reclassification of the derivative fair value) was reallocated across the new instruments on a relative fair value basis. As of December 31, 2017, following the issuance of the first tranche of the Earn-Out Units, the fair value of the derivative amounted to $7.4 million. The decrease in Golar Partners' quarterly distribution to $0.4042 per common unit on October 24, 2018 resulted in the Earn-Out Units not crystallizing and, accordingly, we recognized a mark-to-market loss of $7.4 million for the year ended December 31, 2018, effectively reducing the derivative asset to $nil.

ECGS

In December 2005, we entered into an agreement with the Egyptian Natural Gas Holding Company and HK Petroleum Services to establish a jointly owned company, ECGS, to develop operations in Egypt, particularly in hydrocarbon and LNG related areas.

In March 2006, we acquired 0.5 million common shares in ECGS at a subscription price of $1 per share. This represents a 50% interest in the voting rights of ECGS and, in December 2011, ECGS called up its remaining share capital amounting to $7.5 million. Of this, we paid $3.75 million to maintain our 50% equity interest.
As ECGS is jointly owned and operated together with other third parties, we have adopted the equity method of accounting for our 50% investment in ECGS, as we consider we have joint control. Dividends received for each of the years ended December 31, 2019 and 2018 were $nil and $0.2 million, respectively.

Golar Power

In July 2016, we entered into certain agreements forming a 50/50 joint venture, Golar Power, with private equity firm Stonepeak. Under the terms of the shareholders' agreement in relation to the formation of the joint venture company, we disposed of the entities that own and operate Golar Penguin, Golar Celsius, newbuild Golar Nanook and Sergipe project to Golar Power. As a result, commencing July 6, 2016, Golar Power and its subsidiaries have been considered as our affiliates and not as controlled subsidiaries of the Company. Accordingly, with effect from July 6, 2016, our investment in Golar Power has been accounted for under the equity method of accounting.

In October 2019, Golar Power was awarded a 25-year power purchase agreement for the construction of a 605MW combined cycle thermal power plant in Barcarena, Brazil, which will be developed by a special purpose company 50% owned by Golar Power. Further, Golar Power has received key regulatory and environmental licences for a third FSRU terminal developed by Terminal Gas Sul, a project company wholly owned by Golar Power, in the State of Santa Catarina.

Under the shareholders' agreement, we and Stonepeak have agreed to contribute additional funding to Golar Power on a pro rata basis. During the years ended December 31, 2019 and 2018, we contributed a further $5.0 million and $55.0 million, respectively, to Golar Power as a result of this agreement. In addition, interest costs capitalized on the investment in Golar Power for the years ended December 31, 2019 and 2018, were $14.7 million and $10.5 million, respectively.

OneLNG

On July 25, 2016 Golar and Schlumberger B.V. ("Schlumberger") entered into an agreement to form OneLNG, a joint venture, with the intention to offer an integrated upstream and midstream solution for the development of low cost gas reserves to LNG. In accordance with the joint venture and shareholders' agreement, Golar holds 51% and Schlumberger the remaining 49% of OneLNG. By virtue of substantive participation rights held by Schlumberger, we account for our investment in OneLNG under the equity method of accounting. The delays in finalizing a debt financing package for the Fortuna FLNG project, together with other capital and resource priorities, have resulted in a decision from Schlumberger to end their participation in the project. Golar and Schlumberger, as a result of this, have commenced the winding down of OneLNG and will work on FLNG projects as required on a case-by-case basis. Consequently, we have written down our investment in OneLNG to $nil as at December 31, 2018.

Pool Manager

In October 2015, we entered into an LNG carrier pooling arrangement with GasLog Carriers Ltd ("GasLog") and Dynagas Ltd ("Dynagas") to market our vessels operating in the LNG shipping spot market. The vessel owner continues to be fully responsible for the manning and the technical management of their respective vessels. For the operation of the Cool Pool, a Marshall Islands service company ("Pool Manager") was established in September 2015.

In June 2018 and July 2019, respectively, Dynagas and GasLog exited the pooling arrangement. Following the withdrawal of GasLog's vessels subsequent to the completion of Gaslog's vessels' charter contracts, we began consolidating the Cool Pool. From the point of consolidation, the Cool Pool ceased to be an external customer and we no longer account for the Cool Pool under a collaborative arrangement. Consequently, we account for the gross revenue and voyage expenses relating to our vessels in the Cool Pool under "Time and voyage charter revenues" and "Voyage, charterhire and commission expenses", respectively.

Avenir

In October 2018, Avenir issued a private placement of 99 million shares at a par price of $1 per share, which was successfully completed at a subscription price of $1 per share. Of the 99 million shares placed, we subscribed for 24.8 million shares, representing an investment of $24.8 million, or 25%. The investment is part of a combined commitment of up to $182.0 million from Stolt-Nielsen Limited ("Stolt-Nielsen") (an entity affiliated with our director Niels Stolt Nielsen), Höegh LNG Holdings Limited ("Höegh") and Golar for the pursuit of opportunities in small-scale LNG, including the delivery of LNG to areas of stranded gas demand, the development of LNG bunkering services and supply to the transportation sector.
The consideration of $24.8 million, was deemed less than our proportionate share of net assets acquired in Avenir, at fair value. Therefore, during the year ended December 31, 2018 we recognized negative goodwill of $3.8 million in equity in net (losses)/earnings of affiliates to reflect our bargain purchase.

On November 8, 2018, Avenir placed a further 11 million shares, also at a subscription price of $1 per share, with a group of institutional and other professional investors and, subsequent to this placement, Stolt-Nielsen, Höegh and Golar have a 45%, 22.5% and 22.5% participation in Avenir, respectively.

Avenir's shares were listed on the N-OTC with effect from November 14, 2018.

Interest costs capitalized on the investment in Avenir for the years ended December 31, 2019 and 2018, were $1.3 million and $0.4 million, respectively.

Cool Co

In 2018, we entered into an agreement to form the Cool Co, with the intention to spin-off our LNG shipping fleet. Under the shareholders' agreement, we contributed $0.5 million representing 49.5% of the Cool Co. In 2019, due to misalignment of interests between the founding parties, we withdrew from the process. Subsequently, in December 2019, we acquired the remaining shareholding in Cool Co. Following the acquisition, we recognized an impairment charge of $0.5 million.

Summarized financial information of the affiliated undertakings shown on a 100% basis are as follows:

(in thousands of $)	December 31, 2019
	ECGS	Golar Partners	Golar Power	Avenir
Balance Sheet
Current assets	27,719	133,299	126,406	26,198
Non-current assets	95	1,972,313	1,028,386	71,742
Current liabilities	(16,024)	(309,154)	(232,200)	(3,641)
Non-current liabilities	(1,203)	(1,143,764)	(338,351)	(4,830)
Non-controlling interests	—	83,231	7,090	—

Statement of Operations
Revenue	32,052	299,652	45,223	1,058
Net income/(loss)	297	21,134	(6,928)	(7,878)

(in thousands of $)	December 31, 2018
	ECGS	Golar Partners	Pool Manager	Golar Power	OneLNG	Avenir
Balance Sheet
Current assets	22,955	164,529	98,448	79,029	4,884	78,591
Non-current assets	244	2,076,288	—	955,100	—	20,840
Current liabilities	(11,510)	(323,508)	(98,448)	(285,447)	(8,741)	(1,760)
Non-current liabilities	(1,203)	(1,157,792)	—	(149,114)	—	—
Non-controlling interests	—	79,902	—	1,541	—	—

Statement of Operations
Revenue	30,596	346,650	346,170	78,732	7	487
Net income (loss)	207	76,548	—	(10,202)	(6,646)	(975)